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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): January 6, 1997

                           ARBOR HEALTH CARE COMPANY
             (Exact name of registrant as specified in its charter)

         DELAWARE                      0-22178                   34-1469604
         --------                      -------                   ----------
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                    File Number)            Identification No.)

1100 SHAWNEE ROAD, P. O. BOX 840, LIMA, OHIO                     45802-0840
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:             419-227-3000

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ITEM 5.    OTHER EVENTS

     The Registrant on January 6, 1997 closed the acquisitions of Adult Services Unlimited, Inc. ("ASUI") and Health Poconos, Inc. ("HPI") effective January 1, 1997. Combined 1996 sales of the two companies were approximately $2.8 million.

     The purchase price of $3.2 million for the ASUI and HPI businesses was paid with cash of $1.5 million and promissory notes of $1.7 million. The acquisitions will be treated as purchases for accounting and financial reporting purposes.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of Businesses Acquired.

               None required.

         (b)   Pro Forma Financial Information.

               None required.

         (c)   Exhibits.

               1. Press Release, dated January 14, 1997, of Arbor Health Care Company.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ARBOR HEALTH CARE COMPANY

                               By: /s/ DENNIS R. SMITH
                                  ---------------------------------------------
                               Dennis R. Smith, Senior Vice President - Finance
                                 and Chief Financial Officer




Dated: January 17,  1997

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                                 EXHIBIT INDEX
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                                                                  Pagination
                                                                 By Sequential
                                                                   Numbering
Exhibit No.                       Description                       System
-----------                       -----------                       ------
    1                 Press Release, dated January 14, 1997,
                      of Arbor Health Care Company.                    6
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